Smith Barney

                              MUNICIPAL FUND, INC.

                               [GRAPHIC OMITTED]

                                                               Annual Report
                                                               December 31, 1999

Smith Barney
Municipal
Fund Inc.

[PHOTO OMITTED]

HEATH B. MCLENDON
Chairman


[PHOTO OMITTED]

PETER M. COFFEY
Vice President

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Municipal Fund, Inc. ("Fund") for the year ended December 31, 1999. During the reporting period, the Fund distributed income dividends totaling $0.76 per share. The table below shows the annualized distribution rate and twelve-month total return based on the Fund's net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.(1)

               Price               Annualized           Twelve-Month
             Per Share         Distribution Rate(2)     Total Returns
             ---------         --------------------     -------------
            $14.63 (NAV)               5.17%                (2.14)%
            $12.438 (AMEX)             6.08%               (12.25)%

The Fund had a total return based on NAV of negative 2.14% for the year ended December 31, 1999, versus the average total return of negative 2.32% for closed-end municipal bond funds for the same period, according to Lipper, Inc. (Lipper, Inc. is major fund-tracking organization.)

----------------------

(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. This result (total net assets) is divided by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the fund had invested. However, the price at which the investor buys or sells hares of the fund is its market (NYSE) price as determined by supply and demand.

(2) Total returns are based on changes in NAV or the market value and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.063 for twelve months. This rate is as of January 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported, while the distribution rate only reflects the monthly dividend. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.


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Smith Barney Municipal Fund, Inc.                                              1

Special Shareholder Notice

The weakness in the price of bonds and closed-end bond funds over the past year is of particular concern to shareholders and management alike of the Smith Barney Municipal Fund, Inc. Even as the Fund continued to provide investors with a consistent monthly income, the market price suffered considerably. This resulted, in our opinion, from a combination of several factors. During this period, the prices of bonds moved lower as interest rates rose amid concern over potential Federal Reserve Board ("Fed") action to slow the nation's surprisingly robust economic growth. In addition, the excitement surrounding the returns being generated in some sectors of the stock market drew investor interest and money away from fixed income securities. Finally, heavy tax-loss selling that began in the second half of the year and accelerated in the final months of 1999 led to a significant decline in the market price of the Fund.

The Fund's Board of Directors, concerned about this price weakness and its impact on investors, is taking steps to improve the stock price. Subsequent to the close of the Fund's reporting period, the Board of Directors approved a plan for which the Fund began to repurchase its common stock shares on January 4, 2000. These shares are purchased on the American Stock Exchange at market prices and then retired. Over time, a share repurchase program will reduce the number of shares outstanding and may increase both the stock price and the net asset value per share of the Fund by increasing the demand for the Fund's shares. As of January 21, 2000, the Fund has repurchased 9,500 shares totaling $119,259 at an average price of $12.534 per share. At the same time, as you will read later on in this letter, we seek to provide investors with a strong and consistent income stream earned from portfolio operations.

Investment Strategy

The Fund's investment objective is to provide as high a level as possible of current income exempt from federal income taxes. (Please note a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").) We continue to follow an investment strategy that emphasizes high-quality, high coupon issues. In addition, we ladder the maturity and call structure of the Fund's portfolio in order to seek a consistent stream of income.

In accordance with the Fund's investment policy, the Fund's portfolio is primarily invested in intermediate-term municipal bonds. At least 80% of its total assets must be invested in municipal bonds that have remaining maturities of less than 15 years. We believe that investing in intermediate-term municipal bonds positions enables the Fund's portfolio to seek higher yields with only slightly higher price volatility than short-term municipal securities. Short-term municipal securities do have a high degree of stability because they are less sensitive to changing interest rates, however you might be giving up yield potential.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

During the course of the year, we maintained an average weighted maturity of
12.07 years. In addition, we raised the credit quality of the portfolio. As of December 31, 1999, approximately 91.9% of the Fund's holdings were rated investment grade and roughly 40.5% of the Fund's investments were rated triple-A.

A major portion of the Fund's assets were allocated among the following types of municipal bond issues as of December 31, 1999: hospital bonds (23.5%), escrowed to maturity bonds (13.6%) and industrial development bonds (9.5%).

Municipal Bond Market Update

A robust U.S. economy and three Fed interest-rate hikes negatively affected many bond investors in 1999, the worst year for bond investing since 1994. Last year was particularly challenging for U.S. Treasury securities. The 30-year U.S. Treasury bond suffered its worst decline in total return on record. This poor performance of U.S. Treasuries reflects the reversal of the "flight to quality" that developed during the global financial turmoil at the end of 1998. The best performing sector of the bond market in 1999 was municipal securities.

In our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be near their peak. U.S. Treasuries have remained in a narrow trading range just above 6%, while select long-term municipal bonds are yielding approximately 95% - 100% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

Presently, the U.S economy appears to be battling opposing forces. On the one hand, inflation appears to be well contained. On the other hand, most economic observers -- including most Fed officials -- want the economy to slow from its current 4% annual growth rate in order to forestall a possible rebound in inflation. We believe that a modest amount of additional restraint could put the U.S. economy on a path toward sustainable, noninflationary growth.

In our view, performance in the bond markets has been a direct result of Fed monetary policy actions. While presumably aimed at stock market exuberance, it is the bond market that has taken the brunt of any correction on fears of further Fed interest rate increases. We believe the current lack of inflationary evidence defies a historically tight labor market and reinforces the influence of technology and the power of global pricing constraints.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              3

Municipal Bond Market Outlook

A few weeks into 2000, we think that the worst may be over. Many bond experts expect that yields on 30-year U.S. Treasuries may trade between 6% and 6.7% over the next 12 months. These yields can provide investors with a comfortable cushion against declines in the bonds' prices.

Inflation is what really drives bond market returns. Concerns persist over the acceleration in inflation in the Consumer Price Index ("CPI"), which climbed in 1999 as oil prices doubled. The bond market is likely to remain unsettled until worries about future Fed monetary tightenings and the rapid pace of economic growth subside. It is a possibility that the Fed may raise rates again in the first half of the year.(3) Nevertheless, we doubt that yields will rise much above recent levels, and we tend to use periods of market weakness to add to our positions.

We are still confident that municipal bonds will continue to do well on a relative basis in 2000. The new issue calendar seems quite manageable and the artificial pressures created by tax swapping has abated to a significant degree.

Our outlook for new issue volume is for a continuation of a steady supply for 2000, likely remaining in 1999's $225.9 billion range. We also expect new money financings to increase as a result of rebounds in transportation issues and education financing.

Given the higher yields and tighter conditions that already prevail in many sectors of the bond markets, the Fed's recent actions may be sufficient to slow the economy without triggering higher inflation. We believe that the good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a new economy where technological advances can spur growth without inflationary pressures.

In our opinion, the recent rise in interest rates has created several buying opportunities. We believe that we can maintain a competitive level of tax-exempt income consistent with prudent investing and careful assessment of credit quality. Yields on municipal securities have risen quite substantially and the long end of the yield curve continues to favor municipal bonds.

-------------

(3) On Wednesday, February 2, 2000 after this letter was written, the Fed raised interest rates by 0.25% to 5.75%.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

Thank you for investing in the Smith Barney Municipal Fund, Inc. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President

January 31, 2000


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Smith Barney Municipal Fund, Inc.                                              5

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), formerly known as First Data Investor Services Group, Inc., will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 25. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                   SECURITY                                       VALUE
===============================================================================================
Education -- 8.3%
$1,000,000    Aa2*   Arizona Education Loan Corp., 6.625% due 9/1/05 (b)             $1,043,750
 1,000,000    AAA    Bastrop, TX Independent School District, Capital
                        Appreciation, PSFG, zero coupon due 2/15/22                     253,750
   360,000    Aaa*   Blue Mountain Community College, Umatilla County, OR,
                        AMBAC-Insured, 5.250% due 6/15/13                               350,100
   565,000    Aaa*   Du Page County, IL School District No. 041, Glen Ellyn,
                        Capital Appreciation, FGIC-Insured, zero coupon due 2/1/17      197,750
 1,000,000    AAA    Keller, TX Independent School District, PSFG,
                        zero coupon due 8/15/16                                         368,750
                     Lago Vista, TX Independent School District,
                        Capital Appreciation, PSFG:
 1,075,000    Aaa*        Zero coupon due 8/15/15                                       424,625
 1,075,000    Aaa*        Zero coupon due 8/15/21                                       282,187
 1,000,000    Aaa*   Lake & McHenry Counties, IL Community School District
                        No. 118, Capital Appreciation, FGIC-Insured,
                        zero coupon due 2/1/11                                          535,000
 1,000,000    Aa1*   Private Colleges & Universities Authority, GA Revenue,
                        (Emory University Project), Series A, 5.500% due 11/1/31        926,250
                     Vermont State Colleges Revenue, Capital Appreciation:
   500,000    A         Zero coupon due 7/1/12                                          235,000
   515,000    A         Zero coupon due 7/1/13                                          225,313
-----------------------------------------------------------------------------------------------
                                                                                      4,842,475
-----------------------------------------------------------------------------------------------
Escrowed to Maturity(c) -- 13.6%
 1,110,000    AAA    Boston, MA Water & Sewer Community Revenue, Series A,
                        10.875% due 1/1/09, Sinking Fund Average Life 9/5/05          1,415,250
   655,000    AAA    Illinois Health Facility Authority Revenue, (Methodist
                        Medical Center Project), 9.000% due 10/1/10,
                        Sinking Fund Average Life 10/1/05                               759,800
   875,000    AAA    Jackson, TN Water and Sewer Revenue, 7.200% due 7/1/12,
                        Sinking Fund Average Life 2/7/07                                951,562
   415,000    AAA    Lake County, OH Hospital Improvement Revenue,
                        Lake County Memorial Hospital, 8.625% due 11/1/09               478,806
 1,270,000    NR     Los Angeles, CA Hollywood Presbyterian Medical Center,
                        9.625% due 7/1/13, Sinking Fund Average Life 6/13/08          1,600,200
   210,000    AAA    Louisiana Public Facilities, Southern Baptist Hospital,
                        8.000% due 5/15/12, Sinking Fund Average Life 6/6/07            243,338
   215,000    Aaa*   Nacogdoches County, TX Hospital District Revenue,
                        9.000% due 5/15/04                                              235,694
   230,000    AAA    New Jersey State Turnpike Authority Revenue Refunding Bond,
                        10.375% due 1/1/03, Sinking Fund Average Life 1/25/02           251,563
 1,115,000    AAA    Ohio State Water Development Authority Revenue,
                        Safe Water, Series 2, 9.375% due 12/1/10,
                        Sinking Fund Average Life 10/1/05                             1,338,000
   230,000    AAA    Portage County, OH Hospital Revenue, 6.700% due 12/1/07            239,775
   390,000    AAA    Ringwood Borough, NJ Sewer Authority Special Obligation
                        Refunding, 9.875% due 7/1/13                                    485,063
-----------------------------------------------------------------------------------------------
                                                                                      7,999,051
-----------------------------------------------------------------------------------------------
General Obligation -- 3.0%
   500,000    AAA    Anchorage, AK, FGIC-Insured, 6.000% due 10/1/14                    519,375


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                   SECURITY                                         VALUE
=================================================================================================
General Obligation -- 3.0% (continued)
$1,000,000    AAA     Chicago, IL Lakefront Millennium Parking Facilities,
                        MBIA-Insured, 5.000% due 1/1/13                                $  923,750
   290,000    A3*     New Haven, CT, Unrefunded Balance, Series B,
                        9.000% due 12/1/01                                                312,838
-------------------------------------------------------------------------------------------------
                                                                                        1,755,963
-------------------------------------------------------------------------------------------------
Hospital -- 23.5%
   435,000    BBB     Allentown, PA Area Hospital Authority Revenue Refunding,
                        Sacred Heart Hospital, Series A, 6.200% due 11/15/03              438,262
   650,000    AAA     Calcasieu Parish, LA Memorial Hospital Service District Revenue
                        Refunding, Lake Charles Memorial Hospital, Series A,
                        CONNIE LEE-Insured, 7.500% due 12/1/05                            727,187
 1,500,000    A+      California Statewide Community Development Authority
                        Revenue, COP Refunding Hospital, Triad Healthcare,
                        6.250% due 8/1/06                                               1,569,375
 2,000,000    AA      Harris County, TX Health Facilities Development Corp., (Texas
                        Children's Hospital Project), Series A, 5.375% due 10/1/14      1,872,500
 1,000,000    BBB+    Henderson, NV Health Care Facility Revenue, (Catholic
                        Healthcare West Project), Series A, 6.200% due 7/1/09             978,750
 1,300,000    A-      Illinois Health Facilities Authority Revenue Friendship,
                        VLG Hospital, 6.650% due 12/1/06                                1,329,250
 1,200,000    BBB+    Klamath Falls, OR Intercommunity, Merle Hospital,
                        8.000% due 9/1/08                                               1,341,000
 1,000,000    B3*     Langhorne Manor Borough, PA Higher Education and
                        Health Authority, Bucks County, Lower Bucks Hospital,
                        6.750% due 7/1/02                                                 937,500
 1,000,000    BBB+    Maricopa County, AZ IDA, Health Facilities Revenue,
                        (Catholic Healthcare West Project), Series A,
                        5.250% due 7/1/06                                                 951,250
 1,155,000    AA      Missouri State Health & Educational Facilities Authority
                        Revenue, Rockhurst University, Asset-Guaranteed,
                        5.500% due 10/1/25                                              1,066,931
 2,000,000    AAA     Orange County, FL Health Facilities Authority Revenue,
                        Adventist Health System/Sunbelt, FSA-Insured, FLAIRS, 5.400%
                        due 11/15/07 (d)                                                2,057,500
   500,000    AAA     Wisconsin State Health & Educational Facilities Authority
                        Revenue, Childrens Hospital of Wisconsin Inc.,
                        AMBAC-Insured, 5.625% due 2/15/16                                 488,750
-------------------------------------------------------------------------------------------------
                                                                                       13,758,255
-------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 6.8%
 1,100,000    Baa2*   Dallas, TX Housing Corp. Capital Program Revenue
                        Refunding, Section 8 Assisted, 7.700% due 8/1/05,
                        Sinking Fund Average Life 9/2/03                                1,124,750
 1,470,000    NR      Lynchburg, VA Redevelopment & Housing Authority,
                        Multi-Family Housing Revenue Refunding, Princeton
                        Circle Association, 6.250% due 12/1/10, Sinking
                        Fund Average Life 9/24/07                                       1,453,462
   500,000    BBB+++  Montgomery County, PA Redevelopment Authority,
                        Multi-Family Housing Revenue, Series A, 6.375%
                        due 7/1/12, Sinking Fund Average Life 1/29/09                     503,750


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                       December 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                   SECURITY                                         VALUE
=================================================================================================
Housing: Multi-Family -- 6.8% (continued)
$  865,000    AAA     Nevada Housing Division, Multi-Unit Housing Saratoga
                        Palms, 6.250% due 10/1/16, Sinking Fund
                        Average Life 8/8/12 (b)                                        $  879,056
-------------------------------------------------------------------------------------------------
                                                                                        3,961,018
-------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.8%
   155,000    A1*     Ford County, KS Single-Family Mortgage Revenue Refunding,
                        Series A, FHA-Insured, 7.900% due 8/1/10                          161,781
   200,000    AA      Juneau City and Borough, AK Home Mortgage Revenue
                        Refunding, Mortgage Backed Securities Program,
                        FNMA-Collateralized, FHA-Insured, 8.000% due 2/1/09               208,500
   500,000    A-++    Lees Summit, MO IDA Health Facilities, Refunding &
                        Improvement Revenue, (John Knox Village Project),
                        7.125% due 8/15/12, Sinking Fund Average Life 2/17/08             519,375
   960,000    Aa3*    Massachusetts State HFA, Single-Family, Series 38,
                        7.200% due 12/1/26 (b)                                            980,400
   135,000    Aa2*    Montgomery County, MD Housing Opportunities
                        Commission Mortgage Revenue, Series A,
                        7.200% due 7/1/04                                                 138,626
   810,000    AAA     Pima County, AZ IDA, Single-Family Mortgage Revenue,
                        Series A, GNMA/FNMA-Collateralized,
                        step bond to yield 6.250% due 11/1/29 (b)                         823,163
-------------------------------------------------------------------------------------------------
                                                                                        2,831,845
-------------------------------------------------------------------------------------------------
Industrial Development -- 9.5%
   535,000    BB+     Bourbonnais, IL IDR Refunding, (KMart Corp. Project),
                        6.600% due 10/1/06                                                543,694
 1,500,000    AAA     Des Moines, IA IDR Refunding Revenue, (The Printer Project
                        1992), LOC Norwest Bank, 6.375% due 9/1/09                      1,509,375
 1,500,000    Baa1*   Dickinson County, MI Economic Development Corp., Solid
                        Waste Disposal Refunding Revenue, Champion International,
                        6.550% due 3/1/07                                               1,536,465
 1,000,000    AA-     LaCrosse, WI Resource Recovery Revenue, (Northern States
                        Power Co. Project), 6.000% due 11/1/21 (b)                        983,750
 1,000,000    BBB     Toole County, UT Hazardous Waste Disposal Revenue,
                        Laidlaw Incineration, Series A, 6.750% due 8/1/10 (b)           1,012,500
-------------------------------------------------------------------------------------------------
                                                                                        5,585,784
-------------------------------------------------------------------------------------------------
Miscellaneous -- 12.0%
   500,000    NR      Barona Band of Mission Indians, CA, 8.250% due 1/1/20               488,125
 1,050,000    AA      Bernalillo County, NM Gross Receipts Tax Revenue Refunding,
                        5.125% due 4/1/17                                                 980,437
 1,000,000    BBB-    Clarksville, TN Natural Gas Acquisition Corp. Gas Revenue,
                        Series A, 7.500% due 11/1/04                                    1,024,270
   640,000    NR      Clayton County, GA Development Authority Revenue, First
                        Mortgage, Senior Care Group Inc., (Bayberry Project),
                        6.750% due 7/1/10                                                 596,000
 1,250,000    AAA     Delaware Valley, PA Regional Finance Authority,
                        AMBAC-Insured, 5.500% due 8/1/28                                1,164,062


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                   SECURITY                                         VALUE
=================================================================================================
Miscellaneous -- 12.0% (continued)
$1,000,000    A       Illinois Development Finance Authority Revenue,
                        City of  East St. Louis, 6.875% due 11/15/05,
                        Sinking Fund Average Life 7/26/03                             $ 1,056,250
   645,000    Baa2*   Indianapolis, IN Economic Development Refunding &
                        Improvement Revenue, National Benevolent Association,
                        (Robin Run Village Project), 6.900% due 10/1/04                   669,994
 2,250,000    AAA     Jefferson, LA Sales Tax District, Special Sales Tax Revenue
                        Refunding, Capital Appreciation, FSA-Insured,
                        zero coupon due 12/1/12                                         1,085,625
-------------------------------------------------------------------------------------------------
                                                                                        7,064,763
-------------------------------------------------------------------------------------------------
Pollution Control -- 2.9%
 1,000,000    Aa3*    Brazos River, TX Navigation Harbor District, Brazonia County,
                        PCR, (BASF Corp. Project), 6.750% due 2/1/10                    1,096,250
   595,000    A+      Broward County, FL Resource Recovery PCR, (North Project),
                        7.950% due 12/1/08                                                613,594
-------------------------------------------------------------------------------------------------
                                                                                        1,709,844
-------------------------------------------------------------------------------------------------
Pre-Refunded(e) -- 2.0%
   135,000    AAA     Honolulu, HI City & County Tax & Lease Revenue, Series B,
                        FGIC-Insured, 5.500% due 11/1/10                                  137,700
   505,000    Aaa*    Philadelphia, PA Hospital Revenue (United Hospitals Inc.
                        Project), 10.875% due 7/1/08, (Call 7/1/05 @ 100),
                        Sinking Fund Average Life 4/6/04                                  637,563
   300,000    NR      San Leandro, CA Redevelopment Agency Residential Mortgage
                        Revenue, 11.250% due 4/1/13, (Call 10/1/04 @ 100),
                        Sinking Fund Average Life 4/13/04                                 370,125
-------------------------------------------------------------------------------------------------
                                                                                        1,145,388
-------------------------------------------------------------------------------------------------
Public Facilities -- 1.8%
 1,000,000    A-      Dekalb County, IN Redevelopment Authority Revenue,
                        (Mini-Mill LOC Public Improvement Project), Series A,
                        6.250% due 1/15/08                                              1,043,750
    45,000    AAA     Honolulu, HI City & County Tax & Lease Revenue, Series B,
                        FGIC-Insured, 5.500% due 11/1/10                                   45,506
-------------------------------------------------------------------------------------------------
                                                                                        1,089,256
-------------------------------------------------------------------------------------------------
Transportation -- 4.3%
   500,000    Aa2*    New Jersey State Transportation Trust Fund Authority,
                        Transportation System, Series A, 5.625% due 6/15/14               500,000
   500,000    BBB-    Raleigh-Durham, NC Airport Authority Special Facilities
                        Revenue, (American Airlines Inc. Project),
                        9.400% due 11/1/00                                                516,950
   595,000    NR      Sanford, FL Airport Authority IDR, (Central Florida
                        Terminals Project), Series B, 7.500% due 5/1/06 (b)               622,519
 1,000,000    AA+     Tri-County Metropolitan Transportation District, OR Revenue,
                        Series A, 5.000% due 8/1/19                                       875,000
-------------------------------------------------------------------------------------------------
                                                                                        2,514,469
-------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                   SECURITY                                         VALUE
=================================================================================================
Utilities -- 4.1%
$1,000,000    BBB     North Carolina Eastern Municipal Power Agency, Power
                        System Revenue, Series D, 6.450% due 1/1/14                   $   991,250
 1,500,000    Aa1*    Washington State Public Power Supply Systems Revenue,
                        (Nuclear Project No. 2), Series A,
                        5.000% due 7/1/12                                               1,395,000
-------------------------------------------------------------------------------------------------
                                                                                        2,386,250
-------------------------------------------------------------------------------------------------
Water & Sewer -- 3.4%
 2,000,000    AA+     Michigan Municipal Bond Authority Revenue, Clean Water
                        Revolving Fund, 5.750% due 10/1/14                              2,012,500
-------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $58,858,173**)                                         $58,656,861
=================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) are rated by Fitch IBCA, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 12 and 13 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             12

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B       -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as and CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B"., and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa         -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa          -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A           -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa         -- Bonds rated "Baa" are considered to be medium grade obligations,
               i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba          -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B           -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major ratings categories.

A           -- Bonds rated "A" by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.
BBB         -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB          -- Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.
NR          -- Indicates that the bond is not rated by Standard & Poor's,
               Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

A-1         -- Standard & Poor's highest commercial paper rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
VMIG 1      -- Moody's highest rating for issues having a demand feature--VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC       -- AMBAC Indemnity Corporation
CONNIE LEE  -- College Construction Loan Insurance Association
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FLAIRS      -- Floating Adjustable Interest Rate Securities
FNMA        -- Federal National Mortgage Association
FSA         -- Financial Security Assurance
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development Agency
IDR         -- Industrial Development Revenue
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
NBA         -- National Benevolent Association
PCR         -- Pollution Control Revenue
PSFG        -- Permanent School Fund Guaranty


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1999
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $58,858,173)                     $ 58,656,861
   Cash                                                                  69,546
   Interest receivable                                                1,097,464
   Receivable for securities sold                                       150,000
--------------------------------------------------------------------------------
   Total Assets                                                      59,973,871
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                     965,656
   Dividends payable                                                     94,412
   Management fees payable                                               33,464
   Accrued expenses                                                      31,168
--------------------------------------------------------------------------------
   Total Liabilities                                                  1,124,700
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 58,849,171
================================================================================
NET ASSETS:
   Par value of capital shares                                     $      4,021
   Capital paid in excess of par value                               60,061,277
   Undistributed net investment income                                   77,458
   Accumulated net realized loss from security transactions          (1,092,273)
   Net unrealized depreciation of investments                          (201,312)
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $14.63 a share on 4,021,162 shares of $0.001
   par value outstanding; 100,000,000 shares authorized)           $ 58,849,171
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                               $  3,678,018
---------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                                    430,866
   Shareholder and system servicing fees                                        37,201
   Shareholder communications                                                   35,999
   Audit and legal                                                              22,948
   Pricing service fees                                                         10,202
   Directors' fees                                                               5,800
   Custody                                                                       4,201
   Registration fees                                                             2,500
   Other                                                                         8,018
---------------------------------------------------------------------------------------
   Total Expenses                                                              557,735
---------------------------------------------------------------------------------------
Net Investment Income                                                        3,120,283
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED Gain (LOSS) ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                                    27,413,598
     Cost of securities sold                                                28,505,215
---------------------------------------------------------------------------------------
   Net Realized Loss                                                        (1,091,617)
---------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                       3,571,429
     End of year                                                              (201,312)
---------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                  (3,772,741)
---------------------------------------------------------------------------------------
Net Loss on Investments                                                     (4,864,358)
---------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                    $ (1,744,075)
=======================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               For the Years Ended December 31,
                                                                  1999                 1998
===============================================================================================
OPERATIONS:
   Net investment income                                      $  3,120,283        $  3,138,883
   Net realized gain (loss)                                     (1,091,617)            133,568
   Increase in net unrealized appreciation (depreciation)       (3,772,741)             57,136
-----------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations            (1,744,075)          3,329,587
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                        (3,040,011)         (3,240,994)
   Net realized gains                                                   --            (133,568)
-----------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                              (3,040,011)         (3,374,562)
-----------------------------------------------------------------------------------------------
Decrease in Net Assets                                          (4,784,086)            (44,975)

NET ASSETS:
   Beginning of year                                            63,633,257          63,678,232
-----------------------------------------------------------------------------------------------
   End of year*                                               $ 58,849,171        $ 63,633,257
===============================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                                 $     77,458        $     (2,814)
===============================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. As compensation for its services, the Fund pays SSBC a fee calculated at the annual rate of 0.70% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $27,395,996
--------------------------------------------------------------------------------
Sales                                                                27,413,598
================================================================================

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $   942,633
Gross unrealized depreciation                                        (1,143,945)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $  (201,312)
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1999, the Fund did not have any open futures contracts.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Fund did not have any open purchased call or put options contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 1999, the Fund did not have any open written options contracts.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Capital Loss Carryforward

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $822,700, available to offset future capital gains through December 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31:

                                  1999      1998      1997      1996      1995
================================================================================
Net Asset Value,
  Beginning of Year              $15.82    $15.84    $15.42    $15.75    $14.30
--------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income            0.78      0.78      0.83      0.84      0.83
  Net realized and
    unrealized gain (loss)        (1.21)     0.04      0.50     (0.32)     1.47
--------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                 (0.43)     0.82      1.33      0.52      2.30
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.76)    (0.81)    (0.84)    (0.85)    (0.85)
  In excess of net
    investment income                --        --     (0.01)       --        --
  Net realized gains                 --     (0.03)    (0.06)       --        --
--------------------------------------------------------------------------------
Total Distributions               (0.76)    (0.84)    (0.91)    (0.85)    (0.85)
--------------------------------------------------------------------------------
Net Asset Value,
  End of Year                    $14.63    $15.82    $15.84    $15.42    $15.75
--------------------------------------------------------------------------------
Total Return,
  Based on Market Value(1)       (12.25)%    6.71%    10.18%    11.02%    15.83%
--------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(1)     (2.14)%    5.69%     9.38%     3.96%    17.11%
--------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)            $59       $64       $64       $62       $63
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         0.91%     0.87%     0.85%     0.90%     0.86%
  Net investment income            5.07      4.93      5.31      5.45      5.48
--------------------------------------------------------------------------------
Portfolio Turnover Rate              45%       62%       58%       30%       21%
--------------------------------------------------------------------------------
Market Price, End of Year       $12.438   $15.000   $14.875   $14.375   $13.750
================================================================================

(1) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             21

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Smith Barney Municipal Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Municipal Fund, Inc. as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Municipal Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                               KPMG LLP

New York, New York
February 11, 2000


--------------------------------------------------------------------------------
22                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                      AMEX           Net Asset        Dividends     Reinvestment
Period           Closing Price*       Value*            Paid            Price
================================================================================
1998
January              $15.25           $15.91           $0.0685         $15.10
February              15.13            15.83            0.0685          14.98
March                 14.38            15.76            0.0685          14.39
April                 14.06            15.65            0.0685          14.28
May                   14.50            15.77            0.0685          14.57
June                  15.06            15.79            0.0685          15.06
July                  14.94            15.75            0.0660          14.91
August                14.88            15.91            0.0660          14.74
September             15.00            16.03            0.0660          14.89
October               14.81            15.89            0.0660          14.97
November              15.13            15.89            0.0660          15.00
December              15.00            15.82            0.0660          14.81
December+             15.00            15.82            0.0322          14.67

1999
January               14.50            15.95            0.0630          14.64
February              14.69            15.75            0.0630          14.60
March                 14.00            15.71            0.0630          14.09
April                 14.19            15.69            0.0630          13.96
May                   13.63            15.51            0.0630          13.57
June                  13.50            15.22            0.0630          13.60
July                  13.25            15.20            0.0630          13.11
August                12.75            15.00            0.0630          12.91
September             12.63            14.92            0.0630          12.69
October               12.69            14.71            0.0630          12.70
November              12.25            14.81            0.0630          12.25
December              12.44            14.63            0.0630          12.33
================================================================================

*     On the last business day of the month.
+     Capital gain distribution.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             23

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 21, 1999, the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Allan J. Bloostein and Richard E. Hanson, Jr. to serve as Directors until the year 2000 and the election of Lee Abraham, Jane F. Dasher and Donald R. Foley to serve as Directors until the year 2002; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                                           % of          Votes          % of
Directors*                Votes For    Shares Voted     Against     Shares Voted
================================================================================
Allan J. Bloostein        3,364,146       99.114%       30,068          0.886%
Richard E. Hanson, Jr.    3,364,146       99.114        30,068          0.886
Lee Abraham               3,362,746       99.073        31,468          0.927
Jane F. Dasher            3,364,146       99.114        30,068          0.886
Donald R. Foley           3,362,110       99.054        32,104          0.946
================================================================================

The results of the vote on Proposal 2 were as follows:

                  % of         Votes        % of          Votes         % of
Votes For     Shares Voted    Against   Shares Voted    Abstained   Shares Voted
================================================================================
3,361,190        99.027%      10,697       0.315%        22,327         0.658%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve: Paul Hardin, Heath B. McLendon, Roderick C. Rasmussen and John P. Toolan.


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group, Inc. as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below under NAV or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such NAV. PFPC will begin to purchase common stock on the open market as soon as practicable after the


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Smith Barney Municipal Fund, Inc.                                             25

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Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distribution under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.


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26                                            1999 Annual Report to Shareholders

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Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1999:

      o 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


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Smith Barney Municipal Fund, Inc.                                            27


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

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                                  Smith Barney
                              MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
SSB Citi Fund Management LLC

CUSTODIAN
PNC Bank, N.A.

TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is submitted for the general information of the shareholders of Smith Barney Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD2253  2/00